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                                                                    EXHIBIT 10.4

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


              THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made and entered into this 16th day of July, 1999, but effective as of the Effective Date (as defined below) with respect to each Assumed Liability, by and among INLAND ENTERTAINMENT CORPORATION, INC., a Utah corporation (the "Buyer"), TYPHOON CAPITAL CONSULTANTS, LLC, a California limited liability company (the "Seller"), SANJAY SABNANI and MANISHA SABNANI, the members of the Seller (each, a "Member"; collectively, the "Members").


                                    RECITALS

           A. WHEREAS, pursuant to the terms of an Asset Purchase Agreement dated as of July 16, 1999, by and among the Buyer, the Seller and the Members (the "Purchase Agreement"), the Seller has agreed to transfer to the Buyer, and the Buyer has agreed to assume, the Assumed Liabilities, as defined in the Purchase Agreement; and

           B. WHEREAS, the execution and delivery of this Assumption and Assignment by the Buyer, the Seller and the Members are required to consummate certain of the transactions contemplated by the Purchase Agreement.


              NOW, THEREFORE, the parties hereby agree as follows:

                                    AGREEMENT

              1. Assumption of Lease Obligations. The Seller and the Members hereby transfer, assign, and sell to the Buyer, and the Buyer hereby agrees to assume, all of the obligations of the Seller and/or the Members, as appropriate, with respect to the equipment leases constituting part of the Assumed Liabilities (the "Equipment Leases"), and more specifically described on Exhibit "A" hereto arising from and after the Effective Date.

              2. Assumption of Other Liabilities. The Seller and the Members hereby transfer, assign, and sell to the Buyer, and the Buyer hereby agrees to assume, the obligations and liabilities of the Seller and/or the Members, as appropriate, other than the Equipment Leases (the "Remaining Liabilities"), constituting part of the Assumed Liabilities, more specifically described on Exhibit "B" hereto arising from and after the Effective Date.

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              3. No Third Party Remedies. Nothing in this instrument, express or implied, is intended or shall be construed to confer upon or give to any person, firm or corporation, other than the Buyer, the Seller and the Members, and their respective successors and assigns, any remedy or claim hereunder, and all of the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the Buyer, the Seller and the Members, and their respective successors and assigns.

              4. Enforceability; Effective Time. This instrument is being executed by the Buyer, the Seller and the Members and shall be binding upon each of them, and their respective successors and assigns, for the uses and for the purposes above set forth and referred to. The assumption by the Buyer of each obligation or liability pursuant to this instrument shall be effective with respect to each obligation individually as of the latest date that the Sellers and/or the Members receive all of the consents required to transfer such obligation to the Buyer (each, an "Effective Date").

              5. Representations of the Seller and the Members. The Seller and the Members hereby represent and warrant to Buyer that they have fully performed all obligations arising out of the Equipment Leases and the Remaining Liabilities, and have not been delinquent in the performance of any Assumed Liability for the period up to and including the respective Effective Dates of each such obligation.

              6. Governing Law. This instrument shall be governed by and enforced in accordance with the laws of the State of California, without regard to the conflict of laws principles hereof.




                            [signature page follows]


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           IN WITNESS WHEREOF, this Assignment and Assumption Agreement is executed and delivered as of the date first written above.


                                   BUYER:

                                   INLAND ENTERTAINMENT CORPORATION


                                   By:  /S/ L. DONALD SPEER, II
                                      ------------------------------
                                            L. Donald Speer, II
                                            Chairman of the Board and
                                            Chief Executive Officer


                                   SELLER:

                                   TYPHOON CAPITAL CONSULTANTS, LLC:


                                   By:  /S/ SANJAY SABNANI
                                      ------------------------------
                                            Sanjay Sabnani
                                            President


                                   MEMBERS:


                                        /S/ SANJAY SABNANI
                                   --------------------------
                                   Sanjay Sabnani


                                        /S/ MANISHA SABNANI
                                   ------------------------------
                                   Manisha Sabnani



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                                    EXHIBIT A

                                Equipment Leases

         1. Equipment Lease Agreement between Konica Business Technologies, Inc. and Typhoon Capital Consultants LLC, dated June 3, 1999.

         2.   Agreement between InterWorld Communications and
              Venture-Catalyst.com [undated].

         3. Service and Rental Agreement and License Application between Pitney Bowes and Typhoon Capital Consultants, LLC, dated April 12, 1999.

         4. Agreement between Arrowhead Mountain Spring Water and Typhoon Capital Consultants, LLC, dated April 14, 1999.



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                                   EXHIBIT B

                             Remaining Liabilities



                                     NONE.



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